EXHIBIT 99.1




The following filers have designated Grupo Mexico, S.A. de C.V. as the "Designated Filer" for purposes of the attached Form 4:

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
Name:                                                     Grupo Minero Mexico Internacional, S.A. de C.V.
Address:                                                  Baja California 200
                                                          Colonia Roma Sur
                                                          06760 Mexico City, Mexico
Designated Filer:                                         Grupo Mexico, S.A. de C.V.
Issuer & Ticker Symbol:                                   Southern Peru Copper Corporation (PCU)
Date of Event Requiring Statement:                        December 8, 2003

Signature:
Grupo Minero Mexico Internacional, S.A. de C.V.

/s/ Eduardo Gonzalez Felix                                December 10, 2003
----------------------------------------------            -----------------
 Eduardo Gonzalez Felixo                                         Date
Managing Director
**Signature of Reporting Person

Name:                                                     Americas Mining Corporation
Address:                                                  2575 East Camelback Road, Suite 500
                                                          Phoenix, Arizona  85016
Designated Filer:                                         Grupo Mexico, S.A. de C.V.
Issuer & Ticker Symbol:                                   Southern Peru Copper Corporation (PCU)
Date of Event Requiring Statement:                        December 8, 2003

Signature:
Americas Mining Corporation

/s/ Hector Nieto Costilla                                 December 10, 2003
----------------------------------------------            -----------------
Hector Nieto Costilla                                            Date
Managing Director
**Signature of Reporting Person

Name:                                                     Controladora Minera Mexico, S.A. de C.V.
Address:                                                  Baja California 200
                                                          Colonia Roma Sur
                                                          06760 Mexico City, Mexico
Designated Filer:                                         Grupo Mexico, S.A. de C.V.
Issuer & Ticker Symbol:                                   Southern Peru Copper Corporation (PCU)
Date of Event Requiring Statement:                        December 8, 2003

Signature:
Controladora Minera Mexico, S.A. de C.V.

/s/ Hector Garcia de Quevedo                              December 10, 2003
----------------------------------------------            -----------------
Hector Garcia de Quevedo                                         Date
Managing Director
**Signature of Reporting Person
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  ** Intentional misstatements or omissions of facts constitute Federal
     Criminal Violations. See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).